UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2016

Realty Finance Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55188 (Commission File Number)	46-1406086 (I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 2, 2016, Realty Finance Trust, Inc. (the “Company”), through its indirect wholly-owned subsidiary, RFT BB Loan, LLC, entered into a Second Amendment to Master Repurchase Agreement and Second Amendment to Fee Letter (the “Second Amendment”), with Barclays Bank PLC (“Barclays”), amending that certain Master Repurchase Agreement, dated as of September 5, 2014 (the “Barclays Repo Facility”), as amended by that certain First Amendment to Master Repurchase Agreement and First Amendment to Fee Letter, dated as of May 12, 2016 (the “First Amendment”). In connection with the Second Amendment, the Company paid Barclays an extension fee of $1,245,000 and repaid $10,000,000 of principal on the Barclays Repo Facility plus applicable exit fees.

The Second Amendment extended the maturity date of the Barclays Repo Facility to October 6, 2016, with an option for the Company to extend the maturity date to March 6, 2017, if certain conditions are satisfied, and if the Company determines that a further extension is in its best interests. The conditions for an extension to March 6, 2017 include payment of an extension fee of 1.0% of the maximum facility purchase price and a change in the Company’s external manager. In the event the maturity date is extended to March 6, 2017, the Company will be required to make certain mandatory principal payments prior to maturity. The Second Amendment also provides for an amended pricing schedule.

The foregoing description of the Second Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Second Amendment which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Master Repurchase Agreement and Second Amendment to Fee Letter, dated as of September 2, 2016, by and among Barclays Bank PLC, RFT BB Loan, LLC and Realty Finance Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY FINANCE TRUST, INC.
By:	/s/ Peter M. Budko
Name:	Peter M. Budko
Title:	Chief Executive Officer and Interim President

Date: September 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Master Repurchase Agreement and Second Amendment to Fee Letter, dated as of September 2, 2016, by and among Barclays Bank PLC, RFT BB Loan, LLC and Realty Finance Trust, Inc.